SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 14, 2005
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1 Supp Executive Retirement Plan
EX-10.2 Amend Key Management Annual Incent Plan
EX-10.3 Amend Deferred Comp Plan/Exec Third Party Option
EX-10.4 Outside Directors Deferred Comp Plan
EX-10.5 Agreement for Deferred Compensation Benefits
EX-10.6 Independent Contractor Agreement

Item 1.01 Entry into a Material Definitive Agreement
On December 14, 2005, the Board of Directors of American Greetings Corporation (“American Greetings”) authorized amendments to each of its Supplemental Executive Retirement Plan (the “SERP”), the Key Management Annual Incentive Plan for Fiscal Years 2005 and 2006, (the “Annual Incentive Plan”) and the Executive Deferred Compensation Plan. On December 14, 2005, the Board also adopted the Outside Directors’ Deferred Compensation Plan and American Greetings entered into a Consulting Agreement with one of its directors, Joseph S. Hardin, Jr.
Supplemental Executive Retirement Plan
The amendments to the SERP implement a number of changes designed primarily to address the new requirements imposed by the American Jobs Creation Act of 2004 (the “Act”). Specifically, the SERP was amended to define when the employment relationship ends for purposes of determining when covered executives will be paid compensation under the plan; make the process for payment of benefits more mechanical; delay payment of benefits for six (6) months if employment ends for reasons other than disability or death; and permit early payment in circumstances that would otherwise pose practical administrative problems, such as satisfying certain tax withholding obligations that arise before payments otherwise can be made. Executive officers and certain other officers of American Greetings participate in the SERP. A copy of the amendments to the SERP is included as an exhibit to this Current Report on Form 8-K.
Annual Incentive Plan
The amendments to the Annual Incentive Plan also were adopted to address the new requirements imposed by the Act and ensure that distributions under the Annual Incentive Plan fall within the short-term deferral rules and thus are not subject to the Act. In particular, the amendments clarify that any cash bonuses earned under the Annual Incentive Plan must be paid within two and one-half months following the end of American Greetings’ fiscal year in which the benefit being distributed is earned and clarify what constitutes a disability for purposes of determining when a distribution is to be paid to a participant on account of the participant becoming permanently disabled. Executive officers and certain other employees of American Greetings participate in the Annual Incentive Plan. A copy of the amendments to the Annual Incentive Plan is included as an exhibit to this Current Report on Form 8-K.
Executive Deferred Compensation Plan
Under the Executive Deferred Compensation Plan, a participant may elect to defer all or a portion of his or her annual salary, bonus and other compensation for a period of time. The Board adopted amendments to the Executive Deferred Compensation Plan primarily to address the new requirements imposed by the Act by, among other things,
•	narrowing the conditions under which executives can further defer already-deferred compensation;

•	limiting the matching and restoration contributions that will be credited to individual accounts;

•	discontinuing the “option” portion of the plan under which participants were eligible to participate in selected mutual funds on a tax deferred basis;

•	defining when the employment relationship ends for purposes of commencing to pay benefits;

•	making the process for payment of benefits more mechanical;

•	delaying payment of benefits for six (6) months if employment ends for a reason other than disability or death; and

•	permitting early payment in circumstances that would otherwise pose practical administrative problems, such as when dividing built-up marital assets in a divorce or satisfying certain tax withholding obligations that arise before payments otherwise can be made.

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Executive officers and certain other officers of American Greetings may elect to participate in the Executive Deferred Compensation Plan. A copy of the amendments to the Executive Deferred Compensation Plan is included as an exhibit to this Current Report on Form 8-K.
Outside Directors’ Deferred Compensation Plan
Outside directors are currently eligible to defer compensation received in their capacity as directors of American Greetings. In connection with the amendments to the Executive Deferred Compensation Plan, American Greetings has adopted the Outside Directors’ Deferred Compensation Plan, which is intended to operate similar to the Executive Deferred Compensation Plan. Under the plan, Directors who are not also employees of American Greetings may elect to defer all or a portion of their compensation for a period of time, which deferred compensation will be paid out either in a lump sum or in installments over time, based on the participant’s election. The Outside Directors’ Deferred Compensation Plan is intended to be an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974. A copy of the Outside Directors’ Deferred Compensation Plan is included as an exhibit to this Current Report on Form 8-K.
Consulting Arrangement
On December 14, 2005, American Greetings retained one of its Directors, Mr. Joseph S. Hardin, Jr., as an independent consultant pursuant to the terms of a consulting agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K. Under the terms of the consulting agreement, Mr. Hardin will provide certain general management and strategy consulting services. Mr. Hardin will receive a one-time retainer of $13,000 and will be paid a daily rate of $1,600 per day, plus expenses, based on services actually rendered. Either American Greetings or Mr. Hardin may terminate the consulting agreement at any time and for any reason. In accordance with the New York Stock Exchange rules, the Board of Directors has determined that the consulting arrangement with Mr. Hardin does not constitute a material relationship with American Greetings and that Mr. Hardin will continue to qualify as “independent” under the New York Stock Exchange rules.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit
Number	Description

10.1	Amendment Number One to the American Greetings Corporation Supplemental Executive Retirement Plan

10.2	Amendment to Key Management Annual Incentive Plan for Fiscal Years 2005 and 2006

10.3	Amendment Number Four to the American Greetings Corporation Executive Deferred Compensation Plan and Amendment Number One to the American Greetings Corporation Executive Third Party Option Plan

10.4	American Greetings Corporation Outside Directors’ Deferred Compensation Plan

10.5	Form of Deferral Agreement under the American Greetings Corporation Outside Directors’ Deferred Compensation Plan

10.6	Independent Contractor Agreement, dated December 14, 2005, between American Greetings and Joseph S. Hardin, Jr.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane, Senior Vice
President, General Counsel and Secretary

Date: December 19, 2005

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